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                                                                 Exhibit 23 (ii)



                       CONSENT OF INDEPENDENT ACCOUNTANTS




       We consent to the inclusion in this Registration Statement on Form S-1 of our report dated October 5, 1996, on our audit of the financial statement of National Energy Resources, Inc. We also consent to the reference to our firm under the caption "EXPERTS."




                                        MUSECK & MUSECK



New Providence, New Jersey

November 14, 1996